 EXHIBIT 99.2
Letter of Transmittal

To Tender for Exchange

6.375% Senior Notes Due 2025 (CUSIP Nos. 451102 BN6, 451102 BP1 and U44927 AR9)

of

ICAHN ENTERPRISES L.P.

ICAHN ENTERPRISES FINANCE CORP.

Pursuant to the Prospectus dated            , 2017
THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2018, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR THE EXPIRATION DATE.
The Exchange Agent for the Exchange Offers is:
Wilmington Trust, National Association
By Certified or Registered Mail:	By Overnight Courier or Regular Mail:	By Hand:
Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attention: Workflow Management 5th Floor	Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attention: Workflow Management 5th Floor	Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890-1626 Attention: Workflow Management 5th Floor
By Facsimile (eligible institutions only):
(302) 636-4139, Attention: Exchanges
For Information or Confirmation by E-mail:
DTC2@wilmingtontrust.com
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
The undersigned acknowledges receipt of the Prospectus dated            , 2017 (the “Prospectus”), of Icahn Enterprises L.P., a Delaware limited partnership (“Icahn Enterprises”), and Icahn Enterprises Finance Corp., a Delaware corporation (“Icahn Enterprises Finance” and, together with Icahn Enterprises, the “Company”), and this Letter of Transmittal (this “Letter of Transmittal”), which together with the Prospectus constitutes the Company’s offers to exchange (the “Exchange Offers”) $750,000,000 in aggregate principal amount of the Company’s 6.375% senior notes due 2025 (CUSIP No. 451102 BQ9) (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for $750,000,000 in aggregate principal amount of the Company’s issued and outstanding 6.375% senior notes due 2025 (CUSIP Nos. 451102 BN6, 451102 BP1 and U44927 AR9) (the “Existing Notes”) that have been registered under the Securities Act, upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. The Existing Notes were issued on December 6, 2017 in an offering not registered under the Securities Act under an indenture dated December 6, 2017. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offers. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Existing Notes described in the box entitled “Description of Existing Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Existing Notes (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Existing Notes (the “Beneficial Owners”) a duly completed and executed form of  “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.
For purposes of this Letter of Transmittal, a registered holder or Holder is deemed to include a holder whose name appears on a DTC security position list as a record holder of Existing Notes who tenders through DTC’s ATOP.
PLEASE READ CAREFULLY THIS ENTIRE LETTER OF TRANSMITTAL AND
COMPLETE ALL BOXES BELOW.
This Letter of Transmittal is to be used by a Holder (i) if certificates representing Existing Notes are to be forwarded herewith and (ii) if a tender is made pursuant to the guaranteed delivery procedures described in the section of the Prospectus entitled “The Exchange Offers — Guaranteed Delivery Procedures.”
Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the Exchange Offers will be eligible. DTC participants that are accepting the Exchange Offers must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the Exchange Agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. For purposes of this Letter of Transmittal, a “registered holder” or “Holder” shall be deemed to include a holder whose name appears on a DTC security position list as a record holder of the Existing Notes who tenders such notes through DTC’s ATOP.
Any Beneficial Owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.
In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of Existing Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Existing Notes” and (iv) complete the Substitute Form W-9. Each Holder should carefully read the detailed instructions below prior to completing this Letter of Transmittal.
Holders of Existing Notes who desire to tender their Existing Notes for exchange and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Existing Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offers — Guaranteed Delivery Procedures.” See Instruction 2.
Holders of Existing Notes who wish to tender their Existing Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of Existing Notes,” and sign the box below entitled “Sign Here To Tender Your Existing Notes.” If only those columns are completed, such Holder will have tendered for exchange all Existing Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Existing Notes, column (4) must be completed in full. In such case, such Holder should refer to Instruction 5.

The Exchange Offers may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offers, all Existing Notes previously tendered and not withdrawn pursuant to the Exchange Offers will remain subject to such Exchange Offers.
The undersigned hereby tenders for exchange the Existing Notes described in the box entitled “Description of Existing Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.
DESCRIPTION OF EXISTING NOTES
(1)	(2)	(3)	(4)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented by Certificate(s)(A)	Principal Amount Tendered For Exchange(B)

(A)
Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Existing Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(B)
The minimum permitted tender is $2,000 in principal amount of Existing Notes. All other tenders must be in integral multiples of  $1,000 in excess of  $2,000.

☐
CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):
Date of Execution of Notice of Guaranteed Delivery:
Window Ticket Number (if any):
Name of Institution that Guaranteed Delivery:
Only Holders are entitled to tender their Existing Notes for exchange in the Exchange Offers. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Existing Notes and who wishes to make book-entry delivery of Existing Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Existing Notes for exchange. Persons who are Beneficial Owners of Existing Notes but are not Holders and who seek to tender Existing Notes should (i) contact the Holder and instruct such Holder to tender on its behalf, (ii) obtain and include with this Letter of Transmittal, Existing Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Exchange Act, including a firm that is a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”), or (iii) effect a record transfer of such Existing Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Existing Notes prior to the Expiration Date. See the section of the Prospectus entitled “The Exchange Offers — Procedures for Tendering.”
SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE

ACCOMPANYING INSTRUCTIONS CAREFULLY.
SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 6, 7, 8 and 9)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7, 8 and 9)

   To be completed ONLY (i) if the Exchange Notes issued in exchange for the Existing Notes, certificates for Existing Notes in a principal amount not exchanged for Exchange Notes, or Existing Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Existing Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:
Name:
              (Please Type or Print)
Address:

               (Include Zip Code)

            (Taxpayer Identification or
                     Social Security No.)
Credit Existing Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

            (Account Number)

To be completed ONLY (i) if the Exchange Notes issued in exchange for Existing Notes, certificates for Existing Notes in a principal amount not exchanged for Exchange Notes, or Existing Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.
Mail or deliver to:
Name:
              (Please Type or Print)
Address:

              (Include Zip Code)

          (Taxpayer Identification or
             Social Security No.)

Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company for exchange the Existing Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Existing Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Existing Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such Holder with respect to such Existing Notes, with full power of substitution to (i) deliver certificates representing such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Existing Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Existing Notes, all in accordance with the terms of the Exchange Offers. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.
The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Existing Notes; and that when such Existing Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Existing Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.
By tendering, the undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Existing Notes tendered hereby and any Beneficial Owner(s) of such Existing Notes in connection with the Exchange Offers will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses, (ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, (iii) the undersigned does not have an arrangement or understanding with any person to engage in the distribution of the Exchange Notes in violation of the provisions of the Securities Act, (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offers for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iv) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Existing Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vi) neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined under Rule 405 under the Securities Act, of the Company.
If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offers with respect to the Existing Notes acquired other than as a result of market-making activities or other trading activities.
For purposes of the Exchange Offers, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Existing Notes, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent. Tenders of Existing Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See “The Exchange Offers — Withdrawal of Tenders” in the Prospectus. Any Existing Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” promptly after the Expiration Date.
The undersigned acknowledges that the Company’s acceptance of Existing Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offers” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offers.
Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Existing Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Existing Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange in the name(s) of, and return any Existing Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Existing Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the Existing Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Existing Note(s).
In order to validly tender Existing Notes for exchange, Holders must complete, execute and deliver this Letter of Transmittal.
Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Existing Notes is irrevocable.
SIGN HERE TO TENDER YOUR EXISTING NOTES

Signature(s) of Owner(s)
Dated:          , 20
Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Existing Notes or on a security position listing or by person(s) authorized to become registered holder(s) of Existing Notes by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)
Name(s):

(Please Type or Print)
Capacity (full title):
Address:

(Include Zip Code)
Principal place of business (if different from address listed above):
Area Code and Telephone No.:
Tax Identification or Social Security Nos.:

GUARANTEE OF SIGNATURE(S)

(Signature(s) must be guaranteed if required by Instruction 1)
Authorized Signature:
Name and Title:

(Please Type or Print)
Name of Firm:
Address:
Area Code and Telephone No.:
Dated:
IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL.
INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers
1. Guarantee of Signatures.   Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, which is defined as an institution which is a member of one of the following recognized signature Guarantee Programs:
(a)   The Securities Transfer Agents Medallion Program (STAMP);
(b)    The New York Stock Exchange Medallion Signature Program (MSP); or
(c)    The Stock Exchange Medallion Program (SEMP).
Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Existing Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Existing Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.
2. Delivery of this Letter of Transmittal and Existing Notes; Guaranteed Delivery Procedures.   This Letter of Transmittal is to be completed by Holders if certificates representing Existing Notes are to be forwarded herewith. All physically delivered Existing Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.
The method of delivery of Existing Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Existing Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.
Holders of Existing Notes who elect to tender Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver the Existing Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

(a)   such tender is made through an Eligible Institution;
(b)   prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Existing Notes and the principal amount of Existing Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Existing Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and
(c)   a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Existing Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.
No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Existing Notes for exchange.
3. Inadequate Space.   If the space provided in the box entitled “Description of Existing Notes” above is inadequate, the certificate numbers and principal amounts of the Existing Notes being tendered should be listed on a separate signed schedule affixed hereto.
4. Withdrawals.   A tender of Existing Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Existing Notes must (i) specify the name of the person who tendered the Existing Notes to be withdrawn (the “Depositor”), (ii) identify the Existing Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Existing Notes), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Properly withdrawn Existing Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Date.
5. Partial Tenders.   Tenders of Existing Notes will be accepted only in multiples of  $2,000 in principal amount and integral multiples of  $1,000 in excess of  $2,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any Existing Notes, fill in the principal amount of Existing Notes that are tendered for exchange in column (5) of the box entitled “Description of Existing Notes,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Existing Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal promptly after the expiration or termination of the Exchange Offer.
6.   Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.
(a)   The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.
(b)   If tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
(c)   If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d)   When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Existing Notes or bond powers are required. If, however, Existing Notes not tendered or not accepted are to be issued or returned in the name of a person other than the Holder, then the Existing Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Existing Notes. Signatures on such Existing Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).
(e)   If this Letter of Transmittal or Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.
(f)   If this Letter of Transmittal is signed by a person other than the Holder listed, the Existing Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Existing Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).
7. Backup Withholding; Substitute Form W-9.   Under United States federal income tax law, a Holder whose tendered Existing Notes are accepted for exchange may be subject to backup withholding (currently at a 28% rate) on payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offers. To prevent backup withholding, each Holder of tendered Existing Notes must provide such Holder’s correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 below, certifying under penalties of perjury that the Holder is a United States person, that the TIN provided is correct (or that the Holder is awaiting a TIN), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding. A U.S. person is (i) an individual who is a U.S. citizen or U.S. resident alien, (ii) a partnership, corporation, company or association created or organized under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a domestic trust (as defined in Treasury Regulations Section 301.7701-7). If the correct TIN is not provided, the tendering Holder may be subject to penalties imposed by the IRS. In addition, the Holder may be subject to backup withholding on all reportable payments made on account of the Exchange Notes after the exchange.
If the Holder is an individual, the TIN is generally his or her social security number. If the Holder is a nonresident alien or a foreign entity not subject to backup withholding, the Holder must provide the appropriate completed IRS Form W-8 rather than a Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. If the Existing Notes are in more than one name or are not in the name of the actual owner, the tendering holder should consult the W-9 Guidelines for information regarding which TIN to report. Certain Holders (including, among others, corporations) may not be subject to these backup withholding requirements. Please consult the W-9 Guidelines for more information. Such exempt Holders must nevertheless enter their name, address, status and TIN, check the “Exempt Payee” box in Part 3 of the Substitute Form W-9.
If the Holder whose Existing Notes are tendered does not have a TIN or does not know its TIN, the Holder should check the box in Part 2 of the Substitute Form W-9, write “Applied For” in lieu of its TIN in Part 1, sign and date the form. In addition, such Holder also must sign and date the Certificate of Awaiting Taxpayer Identification Number. A Holder that does not have a TIN should consult the W-9 Guidelines for instructions on applying for a TIN. Note: Checking the box in Part 2 of the Substitute Form W-9 and writing “Applied For” in Part 1 means that the Holder has already applied for a TIN or that the Holder intends to apply for one in the near future. If a Holder checks the box in Part 2 and writes “Applied For” in Part 1, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such Holder. If such a Holder furnishes its properly certified TIN within 60 days of DTC’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such Holder. If, however, the

Holder has not provided its TIN within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding.
Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS.
8. Transfer Taxes.   Holders whose Existing Notes are tendered for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, the Exchange Notes are delivered to, or are to be issued in the name of, any person other than the Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes in connection with the Exchange Offers, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such Holder.
9. Special Issuance and Delivery Instructions.   If the Exchange Notes are to be issued, or if any Existing Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Existing Notes tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such Holder may designate.
10. Irregularities.   All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. The Company’s interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Existing Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.
11. Waiver of Conditions.   The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offers — Conditions” in the Prospectus in the case of any Existing Notes tendered (except as otherwise provided in the Prospectus).
12. Mutilated, Lost, Stolen or Destroyed Existing Notes.   Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.
13. Requests for Information or Additional Copies.   Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior to the Expiration Date.TO BE COMPLETED BY ALL TENDERING HOLDERS(See Instruction 7)PAYOR’S NAME:SUBSTITUTEForm W-9Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For individuals this is your Social Security Number (“SSN”). For a sole proprietor, a resident alien, a disregarded entity, or if your account is in more than one name, see enclosed W-9 Guidelines. For other entities, it is your Employer Identification Number (“EIN”). If you do not have a number, see “Obtaining a Number” by consulting the enclosed W-9 Guidelines.TIN:Social SecurityNumberDepartment of the Treasury Internal Revenue ServicePayor’s Request for Taxpayer Identification Number (“TIN”) and CertificationOR:Part 2—Awaiting TIN. 0(If you check the box in Part 2, also complete the “Certificate of Awaiting Taxpayer Identification Number” below.)Part 3—Exempt Payee. 0(Check the box in Part 3 if you are an exempt payee.)CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:(1)the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),(2)I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and(3)I am a U.S. citizen or other U.S. person.Certification Instructions – You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not received another notification from the IRS that you are no longer subject to backup withholding.

Signature:         Date:
PLEASESIGNHERESignature of U.S. PersonName (as shown on your tax return)Business name (if different from above)AddressCity _______________________StateCheck the appropriate box to indicate your status:0 Individual/Sole Proprietor0 LLC (Enter the tax classification (D=disregarded entity, C=Corporation, P=partnership ______))0 PartnershipDate Zip 0 Corporation0 OtherNOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKEDTHE BOX IN PART 2 OF SUBSTITUTE FORM W-9.CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, the payor may withhold a percentage (currently 28%) of all reportable payments paid to my account until I provide a number. I understand that if I do not provide a taxpayer identification number to the payor within 60 days of the payor’s receipt of this form, such retained amounts will be remitted to the Internal Revenue Service as backup withholding and the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.Signature: Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payor.   Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you determine the number to give the payor.
For this type of account:	Give the SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4. (a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
(b) So-called trust account that is not a legal or valid trust under State law	The actual owner (1)
5. Sole proprietorship or single-owner LLC	The owner (3)
6. A valid trust, estate, or pension trust	The legal entity (4)
7. Corporation or LLC electing corporate status on Form 8832	The corporation
8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9. Partnership or multi-member LLC	The partnership or LLC
10. A broker or registered nominee	The broker or nominee
11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity
Note:   If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Resident Alien Individuals:   If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security Number, your Taxpayer Identification Number is your individual taxpayer identification number (“ITIN”) as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security Number would otherwise be entered. If you do not have an ITIN, see “Obtaining a Number” below.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Obtaining a Number
If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at an office of the Social Security Administration office or the Internal Revenue Service or by calling 1-800-TAX-FORM and apply for a number. Resident alien individuals who are not eligible to get a Social Security Number and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS.
Payees Exempt from Backup Withholding
Backup withholding is not required on payments made to the following payees:
•
An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•
The United States or any of its agencies or instrumentalities.

•
A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•
A foreign government or any of its political subdivisions, agencies or instrumentalities.

•
An international organization or any of its agencies, or instrumentalities.

Other payees that may be exempt from backup withholding include:
•
A corporation.

•
A financial institution.

•
A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

•
A real estate investment trust.

•
A common trust fund operated by a bank under Section 584(a).

•
A trust exempt from tax under Section 664 or described in Section 4947.

•
An entity registered at all times during the tax year under the Investment Company Act of 1940.

•
A foreign central bank of issue.

•
A middleman known in the investment community as a nominee or custodian.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•
Payments to nonresident aliens subject to withholding under Section 1441.

•
Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident alien partner.

•
Payments of patronage dividends not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) distribution made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:
•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor’s trade or business and you have not provided your correct Taxpayer Identification Number to the payor.

•
Payments described in Section 6049(b)(5) to nonresident aliens.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK “EXEMPT PAYEE” ON THE FACE OF THE FORM IN PART 3, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR AN APPROPRIATE COMPLETED IRS FORM W-8.
Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Internal Revenue Code.
Privacy Act Notice — Section 6109 of the Internal Revenue Code requires most recipients to give their correct Taxpayer Identification Number to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payors may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold a certain percentage (currently 28%) of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payor. Certain penalties may also apply.
Penalties
(1)
Penalty For Failure to Furnish Taxpayer Identification Number.   If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of  $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding.   If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.   Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Numbers.   If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.